UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2015

PANERA BREAD COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-19253	04-2723701
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3630 South Geyer Road, Suite 100 St. Louis, MO		63127
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: 314-984-1000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Officers; Compensatory Arrangements of Certain Officers.

On November 4, 2015, in conjunction with the fact that William W. Moreton, Executive Vice Chairman of the board of directors (the “Board”) of Panera Bread Company (the “Company”), is no longer carrying the duties of interim Chief Financial Officer, the Board and the Compensation and Management Development Committee of the Board approved a decrease in Mr. Moreton’s annual base salary from $721,000 to $400,000, effective December 1, 2015.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 4, 2015, the Board adopted and approved the Third Amended and Restated By-laws of the Company (the “By-laws”), effective immediately, to provide for the following amendments to the Company’s previous Second Amended and Restated By-laws, as amended (the “Previous By-laws”):

•	Section 1.2 - Revised to modify or add certain provisions in connection with annual meetings of stockholders, including the following revisions:

•	Removed the option for a special meeting to be held in lieu of an annual meeting of stockholders if no annual meeting is held in accordance with the By-laws.

•	Provide that the Company may postpone, reschedule or cancel any previously scheduled annual meeting of stockholders.

•	Section 1.3 - Provide that the Company may postpone, reschedule or cancel any previously scheduled special meeting of stockholders.

•
Section 1.5 - Provide that except as otherwise provided by law, the Company’s stockholder ledger is the only evidence as to the stockholders who are entitled to examine the list of stockholders required by Section 1.5 of the By-laws or to vote in person or by proxy at any meeting of stockholders.

•	Section 1.10 - Revised to modify or add certain provisions in connection with the nomination of directors by stockholders, including the following revisions:

•
Clarify that nominations may only be made by stockholders if they timely comply with the notice procedures required by the By-laws and are entitled to vote at the meeting at which the nomination is made.

•
Revised to indicate that, with respect to an election to be held at an annual meeting of stockholders, in order for a nomination to be timely, a stockholder’s notice must be received by the Company not less than 90 days (instead of 60 days as provided by the Previous By-laws) nor more than 120 days (instead of 150 days as provided by the Previous By-laws) prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be received not earlier than the 120th day (instead of the 150th day as provided by the Previous By-laws) prior to such annual meeting and not later than the later of (1) the 90th day (instead of the 60th day as provided by the Previous By-laws) prior to such annual meeting and (2) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever occurs first.

•
Revised to indicate that nominations may only be made at a special meeting if the Chairman of the Board or the Chief Executive Officer, as well as the Board, has determined that such action will be taken at such meeting and clarified that nominations may be made only for those director positions so determined to be filled at such meeting.

•
Revised to indicate that, with respect to an election to be held at a special meeting of stockholders, in order for a nomination to be timely, a stockholder’s notice must be received by the Company not earlier than the 120th day (instead of the 150th day as provided by the previous By-laws) prior to such special meeting and not later than the later of (1) the 90th day prior to such special meeting and (2) the tenth day following the day on which notice of the date of such special meeting was mailed or public disclosure of the date of such special meeting was made, whichever occurs first.

•	Require that any notice of director nomination include:

•	a description of any compensation or similar arrangements between the nominee and the stockholder[s] making such nomination; and

•	any derivative securities or positions of the stockholder[s] making the nomination.

•	Require that the information required with respect to nominations be supplemented as of the record date for the meeting.

•	Section 1.11 - Revised to modify or add certain provisions in connection with the proposal of business by stockholders at an annual meeting by stockholders, including the following revisions:

•	Clarify that business may be brought before an annual meeting by a stockholder if such stockholder is entitled to vote at such annual meeting.

•
Revised to indicate that, in order for a notice of business to be proposed by a stockholder to be timely, the notice must be received by the Company not less than 90 days (instead of 60 days as provided by the Previous By-laws) nor more than 120 days (instead of 150 days as provided by the Previous By-laws) prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be received not earlier than the 120th day (instead of the 150th day as provided by the Previous By-laws) prior to such annual meeting and not later than the later of (1) the 90th day (instead of the 60th day as provided by the Previous By-laws) prior to such annual meeting and (2) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever occurs first.

•	Require that any notice of business to be proposed by a stockholder include:

•	a description of any interest in the proposed business by stockholder[s] proposing such action; and

•	any derivative securities or positions of the stockholder[s] proposing such action.

•	Require that the information required with respect to the business proposed be supplemented as of the record date for the meeting.

•
Clarify that except as otherwise required by law, nothing in Section 1.11 of the By-laws obligates the Company or the Board to include in any proxy statement or other stockholder communication information with respect to any proposal submitted by a stockholder.

•	Section 1.12 - Revised to modify or add certain provisions in connection with the conduct of meeting of stockholders, including the following revisions:

•	Removed the ability of stockholders to designate the chairman of a meeting of stockholders if a chairman is not designated by the individuals or the Board as provided by Section 1.3.

•	Clarify that the chairman of any meeting of stockholders has the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting.

•
Clarify that the rules, regulations or procedures for any meeting of stockholders may include limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting (instead of stockholders of record of the Company as provided by the Previous By-laws).

•
Removed the provision that provided that if no announcement is made as to when the polls for each matter to be voted upon at a meeting of stockholders will be opened and closed, that the polls will be deemed to have opened when the meeting is convened and closed upon the final adjournment of the meeting.

•	Section 4.2 and Section 4.3 - Permit issuance of uncertificated shares of the Company’s capital stock and clarify certain procedures in connection with uncertificated shares.
The foregoing description of the By-laws is qualified in its entirety by reference to the full text of the By-laws, filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.
Following the adoption of the By-laws, the Company must receive proposals of stockholders (including directors nominations) intended to be presented at the Company’s 2016 annual meeting of stockholders (the “2016 Annual Meeting”) but not included in the proxy statement by February 21, 2016, but not before January 22, 2016, which is not less than 90 days nor more than 120 days prior to the anniversary date of the Company’s 2015 annual meeting of stockholders (the “2015 Annual Meeting”).  However, in the event the 2016 Annual Meeting is scheduled to be held on a date before April 21, 2016, or after July 20, 2016, which are dates 30 days before or 60 days after the anniversary date of 2015 Annual Meeting, then a stockholder’s notice may be received by the Company at the Company’s principal executive office not earlier than the 120th day before the 2016 Annual Meeting and not later than the close of business on the later of (1) the 90th day before the 2016 Annual Meeting or (2) the 10th day following the day on which notice of the date of the 2016 Annual Meeting is mailed or public disclosure of the date of the 2016 Annual Meeting is made, whichever first occurs.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

See Exhibit Index attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY

Date:	November 10, 2015	By:	/s/ Louis DiPietro
		Name:	Louis DiPietro
		Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

3.1	Third Amended and Restated By-laws of Panera Bread Company